Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying Annual Report on Form 10-K for the period ended May 31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By

/s/ Anthony Jurak

Anthony Jurak

Date:  September 14, 2009

Chief Executive Officer and

                                                                                               Acting Chief Accounting Officer